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                                                                    Exhibit 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Health Management Systems, Inc. for the quarter ended June 30, 2002, I, Philip Rydzewski, Senior Vice President and Chief Financial Officer of Health Management Systems, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

                                    (1) such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                                    (2) the information contained in such
                                    Quarterly Report on Form 10-Q for the
                                    quarter ended June 30, 2002, fairly
                                    presents, in all material respects, the
                                    financial condition and results of
                                    operations of Health Management Systems,
                                    Inc.



                               BY:     /S/ PHILIP RYDZEWSKI
                                       --------------------
                                       Philip Rydzewski
                                       Senior Vice President and
                                       Chief Financial Officer (Principal
                                       Financial Officer and Accounting Officer)
AUGUST 14, 2002


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